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                                                                   Exhibit 10.12

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                 INPHONIC, INC.

                             Stock Purchase Warrant

Warrant No. _____

         This Stock Purchase Warrant ("Warrant") is issued as of this 11/th/ day of September, 2001 pursuant to a certain Investment Agreement (the "Investment Agreement") dated as of the date hereof by and between InPhonic, Inc., a Delaware corporation (the "Company"), Spring Capital Partners, L.P., a Maryland limited partnership, ("Spring Capital"), and Argosy Investment Partners II, L.P., a Pennsylvania limited partnership, a copy of which is on file at the principal office of the Company. The Holder of this Warrant shall be entitled to the benefits of the Investment Agreement as provided therein. All terms not otherwise defined herein shall have the meanings given to them in the Investment Agreement.

         The Company hereby certifies that for value received, Spring Capital or its successors or registered assigns (the "Holder"), is entitled to purchase from the Company at any time or from time to time on or after the date hereof and before the Expiration Date (as hereinafter defined) up to that number of Warrant Shares equal to 0.9375% of the Company's Fully Diluted Capital Stock (as defined below). Notwithstanding the foregoing, the number of Warrant Shares for which this Warrant is exercisable shall automatically change (or a new Warrant shall be immediately issued to the Holder to account for the relevant increase in the number of Warrant Shares) according to the following: (A) In the event of the consummation of a Transfer of the Company's Business at which the Company's Net Equity Value (as defined below) is less than $100,000,000, then the number of Warrant Shares for which this Warrant is exercisable shall be automatically increased (without any further action on the part of the Company or the Holder) to equal three percent (3%) of the Company's Fully Diluted Capital Stock; or (B) In the event of the consummation of a Transfer of the Company's Business at which the Company's Net Equity Value (as defined below) is equal to or greater than $100,000,000 but less than $240,000,000, then the number of Warrant Shares for which this Warrant is exercisable shall be automatically increased (without any further action on the part of the Company or the Holder) to equal one and one-half of one percent (1.5%) of the Company's Fully Diluted Capital Stock. In the event of an increase in the number of Warrant Shares as described in (A) or
(B) above, the Company shall ensure that the Holder will have sufficient time to exercise this Warrant for the full number of Warrant Shares (including the aforementioned increase) before the Transfer of the Company's Business is consummated.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         The term "Company" shall include InPhonic, Inc., a Delaware corporation, and any entity that shall succeed to or assume the obligations of such entity hereunder.

                                       1.

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         The term "Charter" shall mean the Company's most recent Amended and
Restated Certificate of Incorporation, as amended from time to time, on file with the Secretary of the State of Delaware (or similar organizational document in the case of the Company's re-incorporation into another state).

         The term "Exercise Price" shall mean One Cent ($0.01) per Warrant Share (as defined below).

         The term "Expiration Date" refers to the earlier of (a) 5:00 p.m., Washington, D.C. time, on September 11, 2011, or (b) the consummation of the Company's Qualified Public Offering (as defined in the Charter).

         The term "Fully Diluted Capital Stock" shall mean all issued and outstanding securities convertible into, exchangable or exercisable for the capital stock of the Company (including, without limitation, the Warrant Shares issued pursuant to this Warrant, the total authorized option pool and any outstanding options, warrants, and purchase rights), calculated upon the final closing of the Company's Series D Convertible Preferred Stock financing.

         The term "Net Equity Value" shall have the meaning given to it in the Investment Agreement.

         The term "Reorganization" shall mean one or more transactions undertaken by the Company resulting in either: (a) the Transfer of all or substantially all of the assets of the Company to any other Person; (b) a merger or consolidation of the Company with another Person where the Company is not the surviving or successor entity, other than a merger or consolidation of any Wholly Owned Subsidiary with or into the Company; (c) a reverse merger in which the Company is the surviving corporation but the Common Stock outstanding immediately preceding the merger is converted by virtue of the merger into other property; or (d) the issuance or Transfer of the Company's capital stock which results in one or more Persons (other than the stockholders of the Company that are existing as of the date hereof) either owning in excess of a majority of the then outstanding capital stock of the Company or being able to elect a majority of the board of directors of the Company.

         The term "Warrant Share(s)" when used in the singular, shall mean any share of Common Stock acquired by a Holder pursuant to such Holder's exercise of its rights under this Warrant and, when used in the plural, shall mean, collectively, all such shares of Common Stock.

         1. Exercise of Warrant. This Warrant may be exercised in full or in part at any time or from time to time until the Expiration Date by the Holder's surrender of this Warrant and the subscription form annexed hereto (duly executed) to the Company at its principal office, accompanied by payment of the Exercise Price per share pursuant to any of the following methods, or a combination thereof: (a) in cash, (b) by certified or official bank check payable to the order of the Company, (c) by the surrender of any debenture or debentures or other instruments evidencing any indebtedness outstanding from the Company to the Holder, or (d) by the surrender of that number of shares issuable under this Warrant which represents the Fair Market Value (as defined below) of that amount, in each such case, obtained by multiplying (x) the number of shares of Common Stock designated by the Holder in the subscription form by (y)

                                       2.

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the Exercise Price per share then in effect. On any partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder may request, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. The date on which this Warrant is thus surrendered, accompanied by tender or payment as so provided, is referred to herein as the "Exercise Date." For purposes of this Warrant, the "Fair Market Value" of the Common Stock shall be determined by an independent valuation conducted by a nationally recognized investment banking firm mutually agreed upon by the Holder and the Company, the cost of which will be borne by the Company; provided, however, that if the Common Stock is then publicly traded, the current market price of a share of Common Stock for purposes of this Warrant shall be the Quoted Price of the Common Stock on the last trading day prior to the date of exercise or exchange. The "Quoted Price" of the Common Stock shall be, if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ Stock Market, the last reported sales price of the Common Stock as reported by NASDAQ, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if quotes for the Common Stock are not reported by NASDAQ and the Common Stock is neither traded on The NASDAQ Stock Market, on a national securities exchange, on the NASDAQ Small Cap Market nor on the OTC Electronic Bulletin Board, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function. In the event of an impending Expiration Date, to the extent that this Warrant is then exercisable and such exercise or conversion by Holder would result in the issuance of Warrant Shares to the Holder, this Warrant shall be deemed automatically exercised in full under Section 1(d) above immediately prior to the Expiration Date.

         2. Delivery of Stock Certificates. The Company shall, within five (5) business days after the Exercise Date, at its sole expense (including the payment of any issue, transfer or stamp taxes) issue and deliver to the Holder certificates for the proper number of shares of Common Stock, and such shares shall be deemed duly issued, fully paid and nonassessable for all purposes as of the opening of business on the Exercise Date, notwithstanding any delay in the actual issuance.

         3. Adjustment for Dividends in Other Stock, Property, Etc.; Reclassification, etc. In case at any time or from time to time after the date hereof, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor, (a) other or additional stock or other securities or property (other than cash) by way of dividend, or (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporation rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 6), then and in each such case the Holder, on the exercise or conversion hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which the Holder would hold on the date of such exercise or conversion if on the date hereof such Holder had been the holder

                                       3.

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of record of the number of shares of Common Stock called for on the face of this
Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise or conversion retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by such Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

     4.  Adjustment for Reorganization.

         4.1 Reorganization. In case at any time or from time to time, the Company shall consummate a Reorganization, then there shall thereafter be deliverable to the Holder, upon the exercise of this Warrant as provided in
Section 1 at any time after such consummation, in lieu of the number of Warrant Shares theretofore deliverable on such exercise prior to such consummation, such number of shares of stock or other securities and property (including cash) to which the Holder would have been entitled upon such consummation, if the Holder had so exercised or converted this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3, 5.4 and 6 hereof.

         4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder after the effective date of such dissolution pursuant to this Section 4 to the Holder or a bank or trust company as trustee for the Holder or holders of the Warrants.

         4.3 Continuation of Terms. Upon any Reorganization followed by dissolution referred to in this Section 4 (where, in the case of a transfer followed by a dissolution, the transferee is paying for the Company's assets all or in part with its equity securities), this Warrant shall continue in full force and effect and the Holder shall receive, in lieu of the Common Stock issuable on such exercise or conversion prior to the consummation of the Reorganization or the effective date of dissolution following any such transfer, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such Reorganization or dissolution, if the Holder had so exercised or converted this Warrant immediately prior thereto. The Company shall be obligated, prior to and as a condition of such transaction, to enter into an agreement for the benefit of the Holder that is binding upon the issuer of any such stock or other securities, including, in the case of any such Reorganization or dissolution, the person acquiring all or substantially all of the properties or assets of the Company, pursuant to which such person shall expressly assume the terms of this Warrant as provided in Section 7.

     5.  Adjustments for Issuances Below Current Per Share Valuation.

         5.1 Definitions. As used in this Warrant, the following terms shall have the means indicated:

                                       4.

              (a) "Common Stock Equivalent" shall mean any security of the Company that is directly or indirectly convertible, exercisable or exchangeable into Common Stock at any time.

              (b) "Current Per Share Valuation" shall initially mean $1.5838, and upon the occurrence of a Dilutive Transaction and thereafter, a value determined by dividing the Post-Dilution Valuation (as hereinafter defined) by the Shares Deemed Outstanding (as hereinafter defined).

              (c) "Current Valuation" shall initially mean Seventy Five Million Seven Hundred Eighty Two Thousand Nine Hundred Ninety Nine Dollars ($75,782,999), and upon the occurrence of a Dilutive Transaction and thereafter, the Post-Dilution Valuation as determined in Section 5.2(a).

              (d) "Dilutive Transaction" shall mean any of the following: (a) the Company's issuance or sale of any Common Stock or its equivalent at any time (including, without limitation, pursuant to mergers, consolidations and other recapitalizations and reclassifications); (b) the issuance or sale of any options, warrants or securities convertible into or exchangeable for Common Stock of the Company or its equivalent; or (c) any adjustment by the Company in the subscription, exercise, conversion or exchange price thereof, all as further provided in subsections (a) through (f) of Section 5.4 at a Per Share Valuation (as hereinafter defined) which is less than the Current Per Share Valuation (as hereinafter defined); provided, however, that none of the following shall constitute a Dilutive Transaction: (i) stock issued pursuant to any rights, agreements, options or warrants outstanding as of the date of this Agreement not otherwise covered by Section 5.1(a)(v); (ii) shares of Common Stock issued in connection with any stock split, stock dividend, recapitalization or similar event by the Company; (iii) shares of Common Stock issued upon exercise of the Warrants, Additional Warrants, or Redemption Warrants; (iv) securities issued in connection with senior secured bank debt, trade debt, equipment acquisition debt or lease obligations; (v) shares of Common Stock or options to purchase shares of Common Stock, issued as compensation to employees, officers, directors or consultants of the Company or its subsidiaries; or (vi) shares of Common Stock to be issued in connection with the acquisition of all or substantially all of stock or assets of another Person.

              (e) "Per Share Valuation" shall mean the total consideration received by the Company for each share of Common Stock or Common Stock Equivalent issued or issuable by the Company in connection with a Dilutive Transaction, as further provided in subsections (a) through (f) of Section 5.4.

              (f) "Pre-Dilution Warrant Value" shall mean the Warrant Shares or the Adjusted Number of Warrant Shares (as hereinafter defined), as the case may be, multiplied by the Current Per Share Valuation.

              (g) "Shares Deemed Outstanding" means, at any given time, all issued and outstanding securities convertible into, exchangeable or exercisable for the capital stock of the Company (including, without limitation, the Warrant Shares issued pursuant to the

                                       5.

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Warrants, the total authorized option pool and any other options, warrants, and rights to purchase Common Stock of the Company).

         5.2 Adjustment by Formula. In the event of a Dilutive Transaction in which the Per Share Valuation is less than the Current Per Share Valuation, the number of Warrant Shares then issuable upon exercise of this Warrant shall be adjusted to such number of shares as is equal to the Adjusted Number of Warrant Shares (as hereinafter defined), determined as follows:

              (a) Post-Dilution Valuation. To determine value of the Company immediately after a particular Dilutive Transaction, the dollar proceeds from the Dilutive Transaction shall be added to the Current Valuation ("Post-Dilution Valuation").

              (b) Adjusted Warrant Percentage. The Pre-Dilution Warrant Value shall be divided by the Post-Dilution Valuation and the resulting quotient shall be rounded up or down to the nearest one-thousandth (the "Adjusted Warrant Percentage").

              (c) Post-Dilution Non-Warrant Shares. To determine the number of shares which are not Warrant Shares immediately after the Dilutive Event, add
(i) the number of shares issued in the Dilutive Transaction and (ii) the result of (1) the number of Shares Deemed Outstanding immediately prior to the Dilutive Transaction, minus (2) the number of Warrant Shares immediately prior to the Dilutive Transaction, each on a fully diluted basis (the "Post-Dilution Non-Warrant Shares").

              (d) Adjusted Shares Deemed Outstanding. The Post-Dilution Non-Warrant Shares shall be divided assuming the Conversion of all outstanding options and the exercise of all outstanding Warrants, in each case, to purchase Common Stock by the result of one (1) minus the Adjusted Warrant Percentage, and the resulting quotient shall be rounded up or down to the nearest one-thousandth (the "Adjusted Shares Deemed Outstanding").

(e) Adjusted Number of Warrant Shares. The adjusted number of Warrant Shares shall be equal to (i) the Adjusted Shares Deemed Outstanding minus (ii) the Post-Dilution Non-Warrant Shares, which result shall be rounded to the nearest one-thousandth (the "Adjusted Number of Warrant Shares").

         5.3 Example. If the Company had (i) 47,848,008 Shares Deemed Outstanding immediately prior to the Dilutive Transaction, (ii) 598,100 Warrant Shares immediately prior to the Dilutive Transaction, (iii) Current Valuation of $75,782,999, (iv) Pre-Dilution Warrant Value of $947,271, (v) 1,000,000 Shares
issued in the Dilutive Transaction and (vi) proceeds of $1,000,000 from the Dilutive Transaction, then the Adjusted Number of Warrant Shares would equal 600,864 shares, determined as follows:

              (a)  $75,782,999 + $1,000,000 = $76,782,999 (Post-Dilution
Valuation)

              (b)  $947,271 / $76,782,999 = 0.0123 (Adjusted Warrant Percentage)

                                       6.

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              (c)  (47,848,008 Shares - 598,100 Shares) + 1,000,000 Shares =
48,249,908 Shares (Post-Dilution Non-Warrant Shares)

              (d)  48,249,908 Shares / (1 - 0.0123) = 48,850,772 Shares
(Adjusted Shares Deemed Outstanding)

              (e)  48,850,772 Shares - 48,249,908 Shares = 600,864 Shares
(Adjusted Number of Warrant Shares)

         5.4 Other Adjustments and Qualifications. The following provisions shall also be applicable for the purposes of this Section 5:

              (a) Options and Warrants. If the Company shall at any time issue or grant any options or rights to subscribe for or to purchase Common Stock or its equivalent, all shares of Common Stock or its equivalent which the holders of such options or rights shall be entitled to subscribe for or to purchase shall be deemed to be issued as of the date of such issuing or granting of such options or rights, and the minimum aggregate consideration specified in such options or rights for the shares covered thereby, plus the cash consideration, if any, received by the Company for such options or rights, shall be deemed to be the consideration actually received by the Company for the issuance of shares.

              (b) Convertible Securities. If the Company shall at any time issue any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock or its equivalent, then such issue shall be deemed to be an issue (as of the date of issue of such stock or obligations) of the total maximum number of shares of Common Stock necessary to effect the exchange or conversion of all such stock or obligations. The amount received or receivable by the Company in consideration for the issue of such stock or obligations (deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of. or otherwise in connection with, such issue, plus the minimum aggregate amount of premiums, if any, payable to the Company upon exchange or conversion) shall be deemed to be the consideration actually received by the Company for the issue of such Common Stock.

              (c) Calculation of Consideration. In the case of an issue of shares of stock for cash, the consideration received by the Company therefor shall be deemed to be the gross proceeds received by the Company for such shares; provided, however, that in any such case where the shares of stock so issued are part of a unit or combination of securities of the Company consisting of one or more shares of Common Stock and other securities of the Company, if the amount of the cash consideration received by the Company for the shares of stock so issued is not determinable at the time of such issuance, such amount shall be deemed to be such portion of the total cash consideration received by the Company for such units or combinations as determined in good faith by the Company's Board of Directors.

              (d) Non-Cash Consideration. In the case of an issue of shares of stock for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash therefore shall be deemed to be the fair value of such consideration as determined in good faith by the Company's Board of Directors.

                                       7.

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              (e)  Resale of Treasury Stock. The sale or other disposition of any shares of Common Stock of the Company or other securities held in the treasury of the Company, or of any securities resulting from any reclassification or reclassifications of such shares or other securities which were effected while they were held in the treasury of the Company, shall be deemed an issuance thereof.

              (f) Price Adjustment. If at any time the Company shall adjust the subscription, exercise, conversion or exchange price of any Common Stock or its equivalent issued or subject to issuance by the Company, such adjustment shall be subject to a Dilutive Transaction determination and the Per Share Valuation attributable thereto shall be the price as so adjusted.

     6. Other Adjustments. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide or reclassify outstanding shares of Common Stock, or (c) combine outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the number of Warrant Shares issuable hereunder shall, simultaneously with the happening of such event, be proportionally adjusted to account for such event. The number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6.

     7. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment due to such event. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise or conversion of the Warrant above the amount payable therefor on such exercise or conversion, (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free from all taxes (other than income taxes to Holder), liens and charges with respect to the issue thereof, on the exercise or conversion of all or any portion of this Warrant from time to time outstanding, and (c) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person) or transfer all or substantially all the assets of the Company to another person, unless such other person will be bound by all the terms of this Warrant, including the provisions of Section 4.

     8. Redemption Rights. At any time after August 7, 2006, the date that all sums due and owing under the Debentures are repaid; or (iii) Mandatory Prepayment Event; each Holder may, by written demand, require the Company to purchase, in whole or in part, this Warrant (or the Warrant Shares) for a price per share of the Common Stock issued or issuable upon the exercise thereof (less the exercise price therefor, if applicable), at the price and upon the terms and conditions set forth in Section 10.2 of the Investment Agreement.

                                       8.

     9. Certificate as to Adjustments. In each case of any adjustment or readjustment in the number or type of shares or securities issuable on the exercise or conversion of this Warrant, an officer of the Company will as promptly as practicable compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth the number of Warrant Shares then issuable upon exercise or conversion of the Warrant, and showing in detail the facts and computation upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the registered holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the number of Warrant Shares then issuable hereunder and showing how such number of Warrant Shares was calculated.

     10. Notices of Record Date, Etc. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or
(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any Reorganization, or (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Reorganization, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, Reorganization, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or option with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least ten (10) calendar days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

     11. Reservation of Stock, Etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise or conversion of this Warrant, all shares of Common Stock from time to time issuable on the exercise or conversion of this Warrant and, upon such issuance, all such shares of Common Stock will be validly issued, fully paid and non-assessable.

     12. Registration. If the issuance of any shares of Common Stock required to be reserved for purposes of exercise or conversion of this Warrant or for the conversion of such shares requires registration with, or approval of, any Federal governmental authority under any Federal or state law (other than any registration under the Securities Act) or listing on any national securities exchange, before such shares may be issued upon exercise or conversion of this Warrant or such conversion, the Company will, at its expense, use its best efforts to cause

                                       9.

such shares to be duly registered or approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof and so converted.

     13. Transfer of Warrant. Subject to the provisions of Section 23 hereof and the Investment Agreement, the transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder for all purposes, and the Company shall not be affected by notice to the contrary.

     14. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant. The ownership of the Warrant shall be proved by reference to the register and, prior to due presentation for registration of transfer, the Company may treat the person in whose name the Warrant shall be registered as the absolute owner thereof for all purposes.

     15. Exchange of Warrant. Subject to Section 23, this Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 14, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     16. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, if this Warrant of which the original Holder (its nominee, or any of its officers, directors or general partners is the registered holder) is lost, stolen or destroyed, the affidavit of the President, Vice President, Treasurer or any General Partner of such Holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the Holder's written agreement to indemnify the Company.

                                       10.

     17. Warrant Agent. The Company may, by written notice to the Holder, appoint an agent on its behalf for the purpose of issuing Common Stock on the exercise, exchange or replacement of this Warrant, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent. If a bank or trust company shall have been appointed as trustee for the Holder pursuant to subsection 4.2 hereof, such bank or trust company shall have all the powers and duties of the warrant agent appointed pursuant to this Section and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise or conversion of this Warrant.

     18. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     19. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise or conversion of any Warrant in any manner which interferes with the timely exercise or conversion of this Warrant.

     20. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     21. Notice, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as shall have been furnished to the Company in writing by the Holder, which as of the date hereof is, and shall be for purposes of this Warrant until the Company is notified otherwise in writing, The Latrobe Building, 5th Floor, 2 East Read Street, Baltimore, MD 21202, Attention: Robert M. Stewart.

     22. Investment Representations. The Holder (and each subsequent holder) represents to the Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Warrant Shares issuable upon exercise or conversion of the Warrant. The Holder acknowledges and agrees that the Warrant and the Warrant Shares issuable upon exercise or conversion of the Warrant (if any) have not been (and at the time of acquisition by such holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder recognizes and acknowledges that because the Warrant and the Warrant Shares issuable upon exercise or conversion hereof (if any) are unregistered, they are not presently eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities

                                       11.

Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Each subsequent holder hereof shall be required to make all of the representations which are required by this section to be made by the initial holder hereof, including without limitation the representations which are contained in the Investment Agreement. The Company shall not be required to register the transfer of the Warrant or any Warrant Shares into which the Warrant may be converted on the books of the Company unless, if reasonably requested by the Company, the Company shall have been provided at the transferor's expense with an opinion of counsel reasonably satisfactory to the Company prior to such transfer to the effect that registration under the Securities Act or any applicable state securities law is not required in connection with the transaction resulting in such transfer. The Warrant shall bear the restrictive legend substantially in the form as set forth at the beginning of this Warrant, and any a share certificate issued upon conversion shall bear a comparable legend, except that such restrictive legend shall not be required if the opinion of counsel reasonably satisfactory to the Company referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act and any applicable state securities laws, or if the transfer is made in accordance with the provisions of Rule 144 under such act.

     23. Binding Effect on Successors. This Warrant shall be binding upon any corporation or other entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets (to the extent provided in Section 4), and all of the obligations of the Company relating to the Warrant Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion, and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder but at the Company's expense, acknowledge in writing its continuing obligation to the Holder in respect of any rights (including, without limitation, any right to registration of the shares) to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

     24. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought subject to the provisions of the Agreement. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware, without regard to its conflict of laws principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                            [signature page follows]

                                       12.

     In Witness Whereof the Company has executed this Warrant as of the day and year first above written.

                                    Company:

                                    InPhonic, Inc.,
                                     a Delaware corporation



                                    By: ________________________________________
                                        David A. Steinberg
                                        Chief Executive Officer


                                    Holder:

                                    Spring Capital Partners, L.P.

                                    By: Spring Capital Investors, LLC
                                            Its General Partner


                                    By:_________________________________________
                                         Robert McE. Stewart,
                                         Member

                                       13.

                              FORM OF SUBSCRIPTION

     The undersigned hereby irrevocably elects to exercise its right under the attached Warrant by purchasing ___ shares of the Common Stock of the Company and delivering the exercise price of $______. The certificates for such shares shall be issued in the name of:

Dated:_______________               ____________________________________________
                                    Name and signature must conform to the name of the holder as specified on the Warrant)

                                    ____________________________________________
                                    (Address)

                                    ____________________________________________
                                    (Taxpayer Identification Number)


                                    *********

                           FORM OF NET ISSUE ELECTION
            (To be signed only on net issue exercise of the Warrant)


     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant with respect to ________ shares of Common Stock of the Company pursuant to the net issuance provisions set forth in Section 1 of the Warrant, and requests that the certificates for the number of shares of Common Stock issuable pursuant to said Section 1 after application of the net issuance formula to such number of shares be issued in the name of, and delivered to ________, federal taxpayer identification number ________, whose address is __________________________.

Dated:_______________
                                    ____________________________________________
                                    Name and signature must conform to the name of the holder as specified on the Warrant)

                                    ____________________________________________
                                    (Address)

                                    ____________________________________________
                                    (Taxpayer Identification Number)

                                       1.

                               FORM OF ASSIGNMENT

     For Value Received, the undersigned hereby sells, assigns and transfers unto:

     _____________________, federal taxpayer identification _____________, whose address is ______________________________________________, the attached Warrant, together with all right, title and interest therein to purchase ______ shares of the Common Stock of the Company, and does hereby irrevocably appoint the Company's Secretary as attorney-in-fact to transfer said Warrant on the Company's books, with full power of substitution in the premises.

Dated:_______________               ____________________________________________
                                    Name and signature must conform to the name of the holder as specified on the Warrant)

                                    ____________________________________________
                                    (Address)

                                    ____________________________________________
                                    (Taxpayer Identification Number)

                                       2.